                                 Exhibit 99.1

Series 1997-2 Monthly Certificateholders' Statement for the month of August 1998

                     MONTHLY CERTIFCATEHOLDER'S STATEMENT
                      PROFFITT'S CREDIT CARD MASTER TRUST
                                 SERIES 1997-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the Agreement) each between Proffitt's Credit Corporation as Transferor, Proffitt's, Inc. as Servicer, and Norwest Bank Minnesota, National Association as Trustee,
 the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


      DATE OF THE CERTIFICATE                           SEPTEMBER 10, 1998
      MONTHLY PERIOD ENDING:                               AUGUST 31, 1998
      DETERMINATION DATE                                SEPTEMBER 10, 1998
      DISTRIBUTION DATE                                 SEPTEMBER 15, 1998

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                                         General
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
 201  Amortization Period                                                                                     No            201
 202  Early Amortization Period                                                                               No            202
 203  Class A Investor Amount paid in full                                                                    No            203
 204  Class B Investor Amount paid in full                                                                    No            204
 205  Collateral Indebtedness Amount paid in full                                                             No            205
 206  Proffitt's Inc. is the Servicer                                                                         Yes           206

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                                     Investor Amount
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                                                                                                       as of the end of
                                                                as of the end of prior                  the relevant
                                                                    Monthly Period                      Monthly Period
                                                              ------------------------             ---------------------
 207  Series 1997-2 Investor Amount                            $         235,300,000      207(a)   $         235,300,000    207(b)
 208     Class A Investor Amount                               $         180,000,000      208(a)   $         180,000,000    208(b)
 209     Class B Investor Amount                               $          20,000,000      209(a)   $          20,000,000    209(b)
 210     Collateral Indebtedness Amount                        $          21,000,000      210(a)   $          21,000,000    210(b)
 211     Class D Investor Amount                               $          14,300,000      211(a)   $          14,300,000    211(b)

 212  Series 1997-2 Adjusted Investor Amount                   $         235,300,000      212(a)   $         235,300,000    212(b)
 213     Class A Adjusted Investor Amount                      $         180,000,000      213(a)   $         180,000,000    213(b)
 214        Principal Account Balance                          $                   -      214(a)   $                   -    214(b)
 215     Class B Adjusted Investor Amount                      $          20,000,000      215(a)   $          20,000,000    215(b)

 216     Class A Certificate Rate                                                                            6.50%          216
 217     Class B Certificate Rate                                                                            6.69%          217
 218     Collateral Indebtedness Interest Rate                                                             6.24063%         218
 219     Class D Certificate Rate                                                                          6.51563%         219
 220  Weighted average interest rate for Series 1997-2                                                       6.49%          220

                                                                                                        as of the end
                                                                     as of the end of prior              the relevant
                                                                        Monthly Period                  Monthly Period
                                                                    ------------------------           ----------------
 221  Series 1997-2 Investor Percentage with respect to Finance
      Charge Receivables                                                      36.14%      221(a)             35.44%         221(b)
 222     Class A                                                              27.64%      222(a)             27.11%         222(b)
 223     Class B                                                               3.07%      223(a)              3.01%         223(b)
 224     Collateral Indebtedness Amount                                        3.23%      224(a)              3.16%         224(b)
 225     Class D                                                               2.20%      225(a)              2.15%         225(b)

 226  Series 1997-2 Investor Percentage with respect to
      Principal Receivables                                                   36.14%      226(a)             35.44%         226(b)
 227     Class A                                                              27.64%      227(a)             27.11%         227(b)
 228     Class B                                                               3.07%      228(a)              3.01%         228(b)
 229     Collateral Indebtedness Amount                                        3.23%      229(a)              3.16%         229(b)
 230     Class D                                                               2.20%      230(a)              2.15%         230(b)

 231  Series 1997-2 Investor Percentage with respect to
      Allocable Amounts                                                       36.14%      231(a)             35.44%         231(b)
 232     Class A                                                              27.64%      232(a)             27.11%         232(b)
 233     Class B                                                               3.07%      233(a)              3.01%         233(b)
 234     Collateral Indebtedness Amount                                        3.23%      234(a)              3.16%         234(b)
 235     Class D                                                               2.20%      235(a)              2.15%         235(b)

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                                          Series 1997-2 Investor Distributions
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 236  The sum of the daily allocations of collections of Principal
      Receivables for the relevant Monthly Period                                                  $                        236
 237  Class A distribution of collections of Principal Receivables per
      $1,000 of original principal amount                                                          $                        237

 238         Class B distribution of collections of Principal Receivables
          per $1,000 of original principal amount                                                        $           -       238
 239         Collateral Indebtedness Amount distribution of collections
          of Principal Receivables per $1,000 of original principal amount                               $           -       239
 240         Class D distribution of collections of Principal Receivables
          per $1,000 of original principal amount                                                        $           -       240
 241         Class A distribution attributable to interest per $1,000 of
          original principal amount                                                                      $        5.42       241
 242         Class B distribution attributable to interest per $1,000 of
          original principal amount                                                                      $        5.58       242
 243         Collateral Indebtedness Amount distribution attributable to
          interest per $1,000 of original principal amount                                               $        5.03       243
 244         Class D distribution attributable to interest per $1,000 of
          original principal amount                                                                      $           -       244
 245      Monthly Servicing Fee for the next succeeding Distribution Date
          per $1,000 of original principal amount                                                        $        1.67       245

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                                              Collections Allocated to Series 1997-2
=================================================================================================================================

 246      Series allocation of collections of Principal Receivables                                      $  41,462,006       246
 247         Class A                                                                                     $  31,717,642       247
 248         Class B                                                                                     $   3,524,182       248
 249         Collateral Indebtedness Amount                                                              $   3,700,392       249
 250         Class D                                                                                     $   2,519,790       250

 251      Series allocation of collections of Finance Charge Receivables                                 $   4,820,846       251
 252         Class A                                                                                     $   3,687,855       252
 253         Class B                                                                                     $     409,762       253
 254         Collateral Indebtedness Amount                                                              $     430,250       254
 255         Class D                                                                                     $     292,980       255

          Available Funds
          ---------------
 256         Class A Available Funds                                                                     $   3,687,855       256
 257           The amount to be withdrawn from the Reserve Account to be included
          in Class A Available funds                                                                     $           -       257
 258           Principal Investment Proceeds to be included in Class A Available Funds                   $           -       258
 259           The amount of investment earnings on amounts held in the Reserve Account
          to be included in Class A Available funds                                                      $           -       259

 260         Class B Available Funds                                                                     $     409,762       260
 261           The amount to be withdrawn from the Reserve Account to be included
          in Class B Available funds                                                                     $           -       261
 262           Principal Investment Proceeds to be included in Class B Available Funds                   $           -       262
 263           The amount of investment earnings on amounts held in the Reserve Account
          to be included in Class B Available funds                                                      $           -       263

 264      Collateral Available Funds                                                                     $     430,250       264

 265      Class D Available Funds                                                                        $     292,980       265

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                                                    Application of Collections
=================================================================================================================================

          Class A
          -------
 266      Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
          Distribution date                                                                              $     975,000       266
 267      If Proffitt's Inc. is no longer the Servicer, an amount equal to Class A
          Servicing fee for the related Distribution Date                                                $           -       267
 268      Class A Allocable Amount                                                                       $     614,408       268
 269      An amount to be included in the Excess Spread                                                  $   2,098,447       269

          Class B
          -------
 270      Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
          Distribution date                                                                              $     111,500       270
 271      If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B
          Servicing fee for the related Distribution Date                                                $           -       271

272  An amount to be included in the Excess Spread                                                      $     298,262      272

     Collateral
     ----------
273  If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral
     Servicing fee for the related Distribution Date                                                    $           -      273
274  An amount to be included in the Excess Spread                                                      $     430,250      274

     Class D
     -------
275  If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D
     Servicing fee for the related Distribution Date                                                    $           -      275
276  An amount to be included in the Excess Spread                                                      $     292,980      276

277  Available Excess Spread                                                                            $   3,119,938      277
278  Available Shared Excess Finance Charge Collections                                                 $           -      278
279  Total Cash Flow available for 1997-2 waterfall                                                     $   3,119,938      279

280  Class A Required Amount is to be used to fund any deficiency in line#266,                          $           -      280
     line#267 and line#268
281  The aggregate amount of Class A Investor Charge Offs which have not been                           $           -      281
     previously reimbursed
282  Class B Required Amount to the extent attributable to line#270, and line#271                       $           -      282
283  Class B Allocable Amount                                                                           $      68,268      283
284  Any remaining portion of the Class B Required Amount                                               $           -      284
     An amount equal to any unreimbursed reductions of the Class B
285  Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated                $           -      285
     Principal Collections; (iii) reallocation of the Class B Investor Amount to the
     Class A Investor Amount
286  Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly              $     105,571      286
     Interest previously due but not paid to the Collateral Indebtedness Holder plus
     Collateral Additional Interest
287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing                         $     368,333      287
     Fee due for the relevant Monthly Period and not paid above
288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing                         $           -      288
     Fee due but not distributed to the Servicer for prior Monthly Periods
289  Collateral Allocable Amount                                                                        $      71,681      289
290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if                        $           -      290
     any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
     reallocations of the CIA to the Class A or Class B Investor Amount
291  The excess, if any, of the Required Cash Collateral Amount over the                                $           -      291
     Available Collateral Amount
292  An amount equal to Class D Monthly Interest due but not paid to the Class D                        $      75,056      292
     Certificateholders plus Class D Additional Interest
293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                       $      23,833      293
294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly                    $           -      294
     Periods
295  Class D Allocable Amount                                                                           $      48,811      295
296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:                        $           -      296
     (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)
     reallocations of the Class D Investor Amount to the Class A or Class B
     Investor Amount or CIA
297  Aggregate amount of any other amounts due to the Collateral Indebtedness                           $           -      297
     Holder pursuant to the Loan Agreement
298  Excess, if any, of the Required Reserve Account Amount over the amount on                          $           -      298
     deposit in the Reserve Account
299  Shared Excess Finance Charge Collections                                                           $   2,358,385      299

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                                             Determination of Monthly Principal
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300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                           $           -      300

301     Available Principal Collections held in the Collection Account                                  $  41,462,006      301
302     Class A Accumulation Amount                                                                     $           -      302

303  Class B Monthly Principal (the least of line#304, line#305 and line#209)                           $           -      303
     (distributable only after payout of Class A
304   Available Principal Collections held in the Collection Account less portion of                    $  41,462,006      304
     such Collections applied to Class A Monthly Principal
305   Class B Accumulation Amount                                                                       $           -      305

306  Collateral Monthly Principal (prior to payout of Class B) (the least of line #307 and line #308)             $           -  306
307   Available Principal Collections held in the Collection Account less portion of such Collections             $  41,462,006  307
     applied to Class A and Class B Monthly Principal
308   Enhancement Surplus                                                                                         $           -  308

309  Class D Monthly Principal                                                                                    $           -  309
310   Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A, Class B or collateral Monthly Principal                                 $  41,462,006  310

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                                                   Available Enhancement Amount
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311  Available Enhancement Amount                                                                                 $  35,300,000  311
312   Amount on Deposit in the Cash Collateral Account                                                            $           -  312

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                                                 Reallocated Principal Collections
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313  Reallocated Principal Collections                                                                            $           -  313
314   Class D Principal Collections (to the extent needed to fund Required Amounts)                               $           -  314
315   Collateral Principal Collections (to the extent needed to fund Required Amounts)                            $           -  315
316   Class B Principal Collections (to the extent needed to fund Required Amounts)                               $           -  316

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                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
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                                                                                              %                       Amount
                                                                                   ------------------------       ----------------
317  Series 1997-2 Default Amount                                                         36.14%          317(a)  $  803,168  317(b)
318  Class A Investor Default Amount                                                      27.64%          318(a)  $  614,408  318(b)
319  Class B Investor Default Amount                                                       3.07%          319(a)  $   68,268  319(b)
320  Collateral Default Amount                                                             3.23%          320(a)  $   71,681  320(b)
321  Class D Investor Default Amount                                                       2.20%          321(a)  $   48,811  321(b)

322  Series 1997-2 Adjustment Amount                                                                              $        -  322
323  Class A Adjustment Amount                                                                                    $        -  323
324  Class B Adjustment Amount                                                                                    $        -  324
325  Collateral Adjustment Amount                                                                                 $        -  325
326  Class D Adjustment Amount                                                                                    $        -  326

327  Series 1997-2 Allocable Amount                                                                               $  803,168  327
328   Class A Allocable Amount                                                                                    $  614,408  328
329   Class B Allocable Amount                                                                                    $   68,268  329
330   Collateral Allocable Amount                                                                                 $   71,681  330
331   Class D Allocable Amount                                                                                    $   48,811  331

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                                                         Required Amounts
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332  Class A Required Amount                                                                                      $        -  332
333   Class A Monthly Interest for current Distribution Date                                                      $  975,000  333
334   Class A Monthly Interest previously due but not paid                                                        $        -  334
335   Class A Additional Interest for prior Monthly Period or previously due but not paid                         $        -  335
336   Class A Allocable Amount for current Distribution Date                                                      $        -  336
337   Class A Servicing Fee (if Proffitt's is no longer the Servicer)                                             $        -  337

338  Class B Required Amount                                                                                      $        -  338
339   Class B Monthly Interest for current Distribution Date                                                      $  111,500  339
340   Class B Monthly Interest previously due but not paid                                                        $        -  340
341   Class B Additional Interest for prior Monthly Period or previously due but not                              $        -  341
342   Class B Servicing Fee (if Proffitt's is no longer the Servicer)                                             $        -  342
343  Excess of Class B Allocable Amount over funds available to make payments                                     $        -  343

344  Collateral Required Amount                                                                                   $        -  344
345    Collateral Monthly Interest for current Distribution Date                                                  $  105,571  345
346    Collateral Monthly Interest previously due but not paid                                                    $        -  346
347    Collateral Additional Interest for prior Monthly Period or previously due but not paid                     $        -  347

 348      Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                          $            -     348
 349      Excess of Collateral Allocable Amount over funds available to make payments                 $            -     349

-------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
-------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
 350   Class A Investor Amount reduction                                                              $            -     350
 351      Class A Investor Charge Off                                                                 $            -     351
 352      Reductions of the Class A Investor Amount                                                   $            -     352

       Class B
       -------
 353   Class B Investor Amount reduction                                                              $            -     353
 354      Class B Investor Charge Off                                                                 $            -     354
 355      Reductions of the Class B Investor Amount                                                   $            -     355
 356      Reallocated Principal Collections applied to Class A                                        $            -     356

       Collateral
       ----------
 357   Collateral Indebtedness Amount reduction                                                       $            -     357
 358      Collateral Indebtedness Amount Charge Off                                                   $            -     358
 359      Reductions of the Collateral Indebtedness Amount                                            $            -     359
 360      Reallocated Principal Collections applied to Class B                                        $            -     360

       Class D
       -------
 361   Class D Investor Amount reduction                                                              $            -     361
 362      Class D Investor Charge Off                                                                 $            -     362
 363      Reductions of the Class D Investor Amount                                                   $            -     363
 364      Reallocated Principal Collections applied to Collateral Indebtedness Amount                 $            -     364

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                                                           Servicing Fee
-------------------------------------------------------------------------------------------------------------------------------

 365   Series 1997-2 Servicing Fee                                                                    $      392,167     365
 366      Class A Servicing Fee                                                                       $      300,000     366
 367      Class B Servicing Fee                                                                       $       33,333     367
 368      Collateral Servicing Fee                                                                    $       35,000     368
 369      Class D Servicing Fee                                                                       $       23,833     369

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                                                          Reserve Account
-------------------------------------------------------------------------------------------------------------------------------

 370   Required Reserve Account Amount ( if applicable)                                                     N/A          370
 371   Reserve Account Reinvestment Rate (if applicable)                                                    N/A          371
 372   Reserve Account balance                                                                        $            -     372

 373   Accumulation Period Length                                                                        12 months       373


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of September, 1998.

       Proffitt's, Inc.,
       as Servicer

       By   /s/ James S. Scully
         --------------------------------------
       Name:  James S. Scully
       Title: Vice President and Treasurer